UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE HAIN CELESTIAL GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

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	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2)	Form, Schedule or Registration Statement No.:

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	4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 17, 2011

THE HAIN CELESTIAL GROUP, INC.

BROKER LOGO

HERE

Return Address Line 1

Return Address Line 2

Return Address Line 3

51 MERCEDES WAY

EDGEWOOD NY 11717

Investor Address Line 1

Investor Address Line 2 1

Investor Address Line 3

Investor Address Line 4 15 12 OF

Investor Address Line 5

John Sample 2

1234 ANYWHERE STREET

ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting

For holders as of: September 22, 2011

Date: November 17, 2011 Time: 11:00 AM EST Location: 58 South Service Road Amphitheater Melville, NY 11747

B A R C O D E

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:

www.proxyvote.com

2) BY TELEPHONE:

1-800-579-1639

3) BY E-MAIL*:

sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX

(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 03, 2011 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

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Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

Voting items

Directors recommends

The Board of Directors recommends that you

vote FOR the following:

1. Election of Directors

Nominees

01 Irwin D. Simon 02 Barry J. Alperin 03 Richard C. Berke 04 Jack Futterman 05 Marina Hahn

06 Brett Icahn 07 Roger Meltzer 08 David Schechter 09 Lewis D. Schiliro 10 Lawrence S. Zilavy

The Board of Directors recommends you vote FOR the following proposal(s):

1 To vote, on an advisory basis, for the compensation awarded to the named executive officers for the fiscal year ended June 30, 2011, as set forth in this proxy statement.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

2 To vote, on an advisory basis, for the frequency with which stockholders will participate in an advisory vote on executive compensation.

The Board of Directors recommends you vote FOR the following proposal(s):

3 To approve the amendment of the Amended and Restated 2002 Long Term Incentive and Stock Award Plan

4 To ratify the appointment of Ernst & Young LLP, to act as registered independent accountants of the Company for the fiscal year ending June 30, 2012.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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B A R C O D E

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Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS

AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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